Exhibit 99.2

 FEBRUARY 22, 2023  Q4 2022 EARNINGS CONFERENCE CALL  Conference Call Dial-in numbers:  (800) 274-8461 (domestic)  (203) 518-9843 (international)  Conference code: CWQ422

 SAFE HARBOR STATEMENT  Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations, including the impact of a global pandemic or national epidemic.   This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release and this presentation that are posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.  2

 CURTISS-WRIGHT DELIVERED A SOLID FINISH TO 2022  Sales up 4%, Operating Income up 5% and double-digit growth in Diluted EPS   Achieved Operating Margin of 17.3%, up 30 bps YOY  Benefit of company-wide operational excellence initiatives   Despite global supply chain challenges impacting timing of Defense Electronics revenues and wind down on CAP1000 program  Record New Orders up 15%, Backlog up 19%  Delivering value through M&A, share repurchases & dividends  Engineered arresting systems acquisition a strong strategic fit  Expect MSD Sales growth, continued margin expansion and EPS growth, and solid FCF generation   Sales of $758 Million increased 16% overall  Defense markets up 20% reflecting strong conversion on backlog and contribution from arresting systems acquisition  Comm’l Aerospace up LDD; Solid growth in OEM and AM  Commercial markets up 10%, reflecting strong demand in Nuclear, Process and General Industrial end markets  Strong Operating Margin expansion up 140 bps to 21.1%  Higher profitability in Defense Electronics and Naval & Power segments; Benefits of ongoing company-wide operational excellence initiatives  Diluted EPS of $2.92, up 21%  Record FCF of $299M; 265% FCF conversion  New Orders up 5%  Strong and growing order book in Defense  3  Fourth Quarter 2022 Highlights   FY2022 Highlights   Initial FY2023 Guidance  Note: 2022 results and 2023 guidance presented on an Adjusted (Non-GAAP) basis, unless noted

FOURTH QUARTER 2022 FINANCIAL REVIEW

($ in millions)	Q4'22 Adjusted	Q4'21 Adjusted	Chg vs. Q4'21	Key Drivers
Aerospace & Industrial	$223	$208	*8%*	▪ Double-digit growth in both Commercial Aerospace (OEM) and General Industrial (industrial vehicles and surface treatment services); Partially offset by timing in Defense markets
Defense Electronics	$236	$200	*18%*	▪ Strong growth in Aerospace Defense (C5/ISR programs) and Ground Defense (tactical communications equipment)
Naval & Power	$298	$248	*20%*	▪ Strong contribution from arresting systems acquisition and solid growth in Naval Defense (higher Columbia-class submarine revenues) ▪ Strong growth in Commercial Nuclear and Process; Partially offset by wind down on CAP1000
Total Sales	**$758**	**$655**	***16%***	
Aerospace & Industrial *Margin*	$41 *18.5%*	$40 *19.5%*	*2%* *(100 bps)*	▪ Favorable absorption on solid sales growth, partially offset by unfavorable mix
Defense Electronics *Margin*	$70 *29.7%*	$53 *26.5%*	*33%* *320 bps*	▪ Favorable absorption on higher A&D revenues
Naval & Power *Margin*	$60 *20.3%*	$48 *19.3%*	*26%* *100 bps*	▪ Favorable absorption on higher revenues partly offset by unfavorable mix (wind down on CAP1000) ▪ Strong contribution from arresting systems acquisition ▪ Benefit of prior-year restructuring initiatives
Corporate and Other	($12)	($12)	(2%)	
Total Op. Income ***CW Margin***	**$160** ***21.1%***	**$129** ***19.7%***	***24%*** ***140 bps***	**Strong sales growth across all A&D and Commercial markets drove solid Q4 operating margin expansion**

CURTISS-WRIGHT

Notes: Amounts may not add due to rounding. 2022 results included partial year sales contribution from engineered arresting systems acquisition.

Q4 2022 Earnings Presentation 4

2023 END MARKET SALES GROWTH GUIDANCE (As of February 21, 2023)

	2023E Growth vs 2022	2023E % Sales	
Aerospace Defense	9% - 11%	20%	▪ Solid organic growth in defense electronics revenues on various C5/ISR programs; Contribution from arresting systems acquisition
Ground Defense	4% - 6%	9%	▪ Higher tactical communications equipment revenues
Naval Defense	4% - 6%	27%	▪ Solid revenue growth on Columbia-class and Virginia-class submarines, and CVN-81 aircraft carrier, partially offset by lower CVN-80 A/C revenues
Commercial Aerospace	5% - 7%	11%	▪ Solid growth in OEM (narrowbody and widebody); Up 7% - 9% excl. FX impact
Total Aerospace & Defense	**6% - 8%**	**67%**	**Strong backlog driving steady growth in Defense markets**
Power & Process	Flat *[Up >5% excl CAP1000]*	18%	▪ Solid revenue growth in Nuclear driven by U.S. aftermarket and Gen IV SMRs, and in Process for valves and subsea pump development to O&G market ▪ Reflects MSD growth offset by lower CAP1000 program revenues (wind down)
General Industrial	2% - 4%	16%	▪ Solid growth in industrial vehicles and surface treatment services; Up 3% - 5% excl. FX
Total Commercial	**0% - 2%**	**33%**	**Continued solid demand, up 3% - 5% excl. CAP1000**
Total Curtiss-Wright	**4% - 6%**	**100%**	**Organic sales of 3% - 5%**

Note: Amounts shown for % of Total Sales may not add due to rounding. 2022 results included partial year sales contribution from engineered arresting systems acquisition.

CURTISS-WRIGHT
Q4 2022 Earnings Presentation 5

2023 FINANCIAL GUIDANCE (As of February 21, 2023)

($ in millions)	2023E Adjusted	% Change vs 2022	
Aerospace & Industrial	$845 - 860	*1% - 3%*	▪ Solid growth in Commercial Aerospace mainly offset by reduced Defense (timing of programs) and FX (1%)
Defense Electronics	$725 - 750	*5% - 9%*	▪ Strong Defense market growth driven by record backlog; Expecting supply chain improvement in H2'23 ▪ Higher Aerospace Defense (embedded computing) and Ground Defense (tactical communications)
Naval & Power	$1,085 - 1,100	*5% - 7%*	▪ Naval Defense LSD growth driven by Columbia-class submarine and CVN-81 aircraft carrier programs ▪ MSD growth in Commercial Nuclear and Process, partially offset by wind down on CAP1000 program ▪ MSD sales growth contribution from arresting systems acquisition
Total Sales	**$2,655 - 2,710**	***4% - 6%***	**Organic sales of 3% - 5%, driven by strong growth in A&D markets**
Aerospace & Industrial Margin	$143 - 148 17.0% - 17.2%	*4% - 7%* *50 - 70 bps*	▪ Favorable absorption on Comm'l market sales, partially offset by timing of defense revenues ▪ Benefit of ongoing operational excellence initiatives
Defense Electronics Margin	$165 - 172 22.7% - 22.9%	*7% - 11%* *30 - 50 bps*	▪ Strong absorption on higher A&D revenues
Naval & Power Margin	$190 - 194 17.5% - 17.7%	*(1)% - 1%* *(90 - 110) bps*	▪ Favorable absorption on organic sales (Defense, Nuclear and Process) ▪ Solid contribution from acquisition (Expected to be in-line with overall CW operating margin) ▪ Profitability offset by wind down on CAP1000 program and shift to development contracts (subsea pump)
Corporate and Other	($35 - 38)	*8% - 15%*	▪ Principally due to lower pension and FX
Total Op. Income CW Margin	**$463 - 477 17.4% - 17.6%**	***5% - 8% +10 - 30 bps***	**Delivering Operating Margin expansion while continuing to grow engineering spend**

CURTISS-WRIGHT

Note: 2022 results included partial year sales contribution from engineered arresting systems acquisition.

Q4 2022 Earnings Presentation 6

 2023 FINANCIAL GUIDANCE (As of February 21, 2023)  ($ in millions, except EPS)  2022 Adjusted  2023E   Adjusted  % Change vs 2022  Total Sales  $2,557  $2,655 - 2,710  4% - 6%  Growth in Operating Income exceeds Sales (aligns w/ Investor Day)  Total Operating Income  $443  $463 - 477  5% - 8%   Growth in operating income exceeds sales (aligned w/ Investor Day)  Other Income  $17  $27 - 28  Higher pension income  Interest Expense  ($47)  ($52 - 54)  Impact of higher interest rates  Diluted EPS  $8.13  $8.65 - 8.90  6% - 10%  Line of sight to achieve 3-year target of double-digit growth  Diluted Shares Outstanding  38.6  ~38.5  Min. $50M share repurchase in ’23  Free Cash Flow  $296  $360 - 400  22% - 36%  Strong FCF from Operations, incl. Supply Chain Management  FCF Conversion   94%   >110% (at midpt)  Continued solid FCF conversion   Capital Expenditures  $38  $50 - 60  Expect return to more normalized levels  Average ~2% of Sales (over time)  Depreciation & Amortization  $112  $110 - 115  7   Note: 2022 results included partial year sales contribution from engineered arresting systems acquisition.

CONTINUED LINE OF SIGHT TO 3-YEAR FINANCIAL TARGETS (2021-2023)

CHANGING DYNAMICS SINCE 2021 INVESTOR DAY

Tailwinds:

- Strong bipartisan support for U.S. Defense budget + FMS
- Positive government legislation (Infrastructure, IRA)
- Rising pro-nuclear sentiment and need for energy independence (Gen III+ AP1000, Gen IV SMRs/ARs)
- Faster than expected recovery in industrial vehicles and process markets

Headwinds:

- Ongoing global supply chain disruption (semiconductors, electronic components, freight and delivery)
- Macro-level headwinds (Rising inflation / interest rates, higher USD, recessionary concerns, COVID)
- Defense: FY22 impacted by 180-day CR and slower outlays
- Commercial aerospace market slower to recover
- IRC Sec. 174 - R&D tax amortization



TARGETS INTRODUCED MAY 2021
5-10% Total Revenue CAGR
(3-5% Organic)
Operating Income Growth > Revenue Growth
Top Quartile Margin Performance[1]
≥ 10% Adj. EPS CAGR
> 110% Free Cash Flow Conversion
CURTISS-WRIGHT

FAVORABLE OUTCOMES

- Delivering value through disciplined acquisition strategy (PacStar, Engineered Arresting Systems)
- Record order book – positioned for solid organic growth
- Growing strategic R&D funding to drive innovation
- Cross-over technology wins across the portfolio
- Success in driving operational and commercial excellence initiatives (OI Growth > Revenue Growth)

CURTISS-WRIGHT
Q4 2022 Earnings Presentation 8

 CURTISS-WRIGHT REMAINS WELL POSITIONED FOR LONG-TERM PROFITABLE GROWTH  9  Strong backlog exiting 2022 provides visibility and confidence in long-term outlook   FY23 Sales growth of 4% - 6%, driven by strength in A&D markets  Expect to benefit from multi-year growth in Defense markets and continued ramp up in Commercial Aerospace   Remain aligned with long-term secular growth trends in Commercial markets  Continued Operating Margin expansion, Expect 10 - 30 bps increase to 17.4% - 17.6%  Strong balance sheet and long-term FCF outlook support commitment to a disciplined capital allocation strategy  Maintain line of sight to Investor Day financial targets for 2023    Note: 2022 results included partial year sales contribution from engineered arresting systems acquisition.

 Appendix  10

 NON-GAAP FINANCIAL INFORMATION  The Corporation supplements its financial information determined under U.S. generally accepted accounting principles (GAAP) with certain non-GAAP financial information. Curtiss-Wright believes that these Adjusted (non-GAAP) measures provide investors with improved transparency in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. Curtiss-Wright encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished within the Company’s earnings press release.     The following definitions are provided:  Adjusted Sales, Operating Income, Operating Margin, Net Earnings and Diluted EPS  These Adjusted financials are defined as Reported Sales, Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share under GAAP excluding: (i) the impact of first year purchase accounting costs associated with acquisitions in the prior year, specifically one-time inventory step-up, backlog amortization, deferred revenue adjustments and transaction costs; (ii) the sale or divestiture of a business or product line; (iii) pension settlement charges; and (iv) significant legal settlements, impairment costs, and costs associated with shareholder activism, as applicable.   Organic Sales and Organic Operating Income  The Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic sales and organic operating income are defined as sales and operating income, excluding contributions from acquisitions made during the last twelve months, loss on divestiture of the German valves business, and foreign currency fluctuations.   Free Cash Flow and Free Cash Flow Conversion  The Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as net cash provided by operating activities less capital expenditures. Adjusted free cash flow for 2022 excludes: (i) payments associated with the Westinghouse legal settlement and (ii) executive pension payments. The Corporation discloses adjusted free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as adjusted free cash flow divided by adjusted net earnings.   EBITDA  EBITDA is defined as Net Earnings before Interest, Tax, Depreciation and Amortization.   11

 FOURTH QUARTER 2022: END MARKET SALES GROWTH  ($ in millions)  Q4’22 Adjusted  Q4’21 Adjusted  Chg vs. Q4’21  Key Drivers  Aerospace Defense  $173  $125   38%  Higher revenues of arresting systems equipment (acquisition) and higher embedded computing revenues on various C5ISR programs  Ground Defense  $81  $62   32%  Higher tactical communications equipment revenues  Naval Defense  $184  $179   2%  Higher Columbia-class submarine and fleet services partially offset by lower CVN-80 aircraft carrier revenues  Commercial Aerospace  $77  $69   12%  Strong OEM demand for actuation, sensors and services on narrowbody and widebody platforms  Total A&D Markets  $515  $435   18%  Power & Process  $132  $121   9%  Strong growth in Commercial nuclear and process markets, partially offset by lower CAP1000 revenues (wind down)  General Industrial   $111  $100   11%  Continued strong demand for industrial vehicles products and higher sales of surface treatment services  Total Commercial Markets  $243  $221   10%  Total Curtiss-Wright  $758  $655   16%  12  Note: Amounts may not add down due to rounding.

FULL YEAR 2022: END MARKET SALES GROWTH

($ in millions)	FY'22 Adjusted	FY'21 Adjusted	Chg vs. FY'21	Key Drivers
Aerospace Defense	$480	$453	6%	Higher revenues of arresting systems equipment (acquisition), partially offset by lower embedded computing and actuation equipment revenues on various programs
Ground Defense	$220	$224	(2%)	Lower revenues on tactical communications equipment and ground vehicle programs, partially offset by higher revenue on ground missile launchers
Naval Defense	$694	$711	(2%)	Lower CVN-80 aircraft carrier and Virginia-class submarine program revenues, partially offset by higher Columbia-class submarine and CVN-81 aircraft carrier
Commercial Aerospace	$277	$257	8%	Solid OEM demand for actuation, sensors and services on narrowbody and widebody platforms, partially offset by reduced sales of avionics and flight test equipment
Total A&D Markets	**$1,670**	**$1,644**	**2%**	
Power & Process	$472	$444	6%	Strong growth in Commercial nuclear and process markets, partially offset by lower CAP1000 revenues (wind down)
General Industrial	$415	$381	9%	Continued strong demand for industrial vehicles products (on/off-highway) and higher sales of surface treatment services
Total Commercial Markets	**$887**	**$825**	**8%**	
Total Curtiss-Wright	**$2,557**	**$2,468**	**4%**	

Note: Amounts may not add down due to rounding.

CURTISS-WRIGHT
Q4 2022 Earnings Presentation 13

2022 END MARKET SALES WATERFALL   FY’22 Adjusted:  Overall UP 4%  A&D Markets UP 2%  Comm’l Markets UP 8%  Note: Amounts may not add down due to rounding.  Power & Process market sales concentrated in Naval & Power segment  General Industrial sales concentrated in Aerospace & Industrial segment  14

 2023E END MARKET SALES WATERFALL (as of February 21, 2023)  FY’23 Adjusted Guidance:  Overall UP 4 - 6%  A&D Markets UP 6 - 8%  Comm’l Markets UP 0 - 2%  Note: Amounts shown for % of Total Sales may not add due to rounding.  Power & Process market sales concentrated in Naval & Power segment  General Industrial sales concentrated in Aerospace & Industrial segment  15